                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
                  Distribution Date of January 25, 2000 for the
           Collection Period of December 1 through December 31, 1999


POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                                          749,988,732.51
Discounted Principal Balance                                                   749,988,732.51
Servicer Advance                                                                 1,324,812.20
Servicer Payahead                                                                1,260,008.73
Number of Contracts                                                                    34,185
Weighted Average Lease Rate                                                             6.81%
Weighted Average Remaining Term                                                          33.8
Servicing Fee Percentage                                                                1.00%

POOL DATA - CURRENT MONTH
  Aggregate Net Investment Value                                               736,835,856.76
  Discounted Principal Balance                                                 736,660,197.45
  Servicer Advances                                                              2,431,432.46
  Servicer Pay Ahead Balance                                                     1,825,652.03
  Maturity Advances Outstanding                                                          -
  Number of Current Contracts                                                          37,646
  Weighted Average Lease Rate                                                           6.83%
  Weighted Average Remaining Term                                                        20.2




-----------------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:

  Initial Deposit Amount                                                                                              28,124,577.47
  Specified Reserve Fund Percentage                                                                                           5.50%
  Specified Reserve Fund Amount                                                                                       41,249,380.29
  Specified Reserve Fund Percentage (if Condition i, ii or iii met)                                                           6.50%
  Specified Reserve Fund Amount (if Condition i, ii or iii met)                                                       48,749,267.61

                                                                       Class A                  Class B                   Total
                                                                        Amount                   Amount                   Amount
                                                                    -------------            ------------             -------------
  Beginning Balance                                                 40,153,630.29            1,095,750.00             41,249,380.29
  Withdrawal Amount                                                          -                       -                         -
  Transferor Excess                                                  1,218,524.86                                      1,218,524.86
                                                                    ---------------------------------------------------------------
  Reserve Fund Balance Prior to Release                             41,372,155.15            1,095,750.00             42,467,905.15
  Specified Reserve Fund Balance                                    40,153,630.29            1,095,750.00             41,249,380.29
  Release to Transferor                                              1,218,524.86                    -                 1,218,524.86
                                                                    ---------------------------------------------------------------
  Ending Reserve Fund Balance                                       40,153,630.29            1,095,750.00             41,249,380.29
  Cumulative Withdrawal Amount                                               -                       -                         -
-----------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                    Vehicles
                                                                                 --------
  Liquidated Contracts                                                              102
                                                                                    ---
  Discounted Principal Balance                                                                      1,874,716.16
  Net Liquidation Proceeds                                                                         (1,589,103.54)
  Recoveries - Previously Liquidated Contracts                                                        (17,052.00)
                                                                                                ---------------------
  Aggregate Credit Losses for the Collection Period                                                   268,560.62
                                                                                                =====================
  Cumulative Credit Losses for all Periods                                                          2,872,009.24
                                                                                                =====================
  Repossessed in Current Period                                                      53

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                            Annualized Average
FOR EACH COLLECTION PERIOD:                                                                        Charge-Off Rate
                                                                                                ---------------------
    Second Preceding Collection Period                                                                     0.35%
    First Preceding Collection Period                                                                      0.34%
    Current Collection Period                                                                              0.43%

----------------------------------------------------------------------------------------------------------------------------
CONDITION (i) (CHARGE-OFF RATE)
Three Month Average                                                                                        0.37%
Charge-off Rate Indicator ( greater than 1.25%)                                                   CONDITION NOT MET
----------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                                              Percent   Accounts     Percent        ANIV
                                                                                   -------   --------     -------        ----
  31-60 Days Delinquent                                                              1.24%      467        1.21%     8,940,291.82
  61-90 Days Delinquent                                                              0.08%      29         0.08%       553,989.85
 Over 90 Days Delinquent                                                             0.04%      15         0.04%       310,852.84
                                                                                          ----------------         ----------------
  Total Delinquencies                                                                           511                  9,805,134.51
                                                                                          ================         ================

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                      0.09%
    First Preceding Collection Period                                                                                       0.09%
    Current Collection Period                                                                                               0.12%
-----------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                                         0.10%
Delinquency Percentage Indicator ( greater than 1.25%)                                                            CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                                       Vehicles
                                                                                                  ---------
  Matured Lease Vehicle Inventory Sold                                                               12                195,212.06
                                                                                                     --
  Net Liquidation Proceeds                                                                                            (164,799.93)
                                                                                                                  -----------------
  Net Residual Value (Gain) Loss                                                                                        30,412.13
                                                                                                                  =================

  Cumulative Residual Value (Gain) Loss all periods                                                                    324,987.80
                                                                                                                  =================

                                                                                                   Average               Average
                                                       Number     Scheduled         Sale        Net Liquidation          Residual
MATURED VEHICLES SOLD FOR                               Sold     Maturities        Ratio          Proceeds                Value
EACH COLLECTION PERIOD:                                ------    ----------        -----        ---------------          --------
  Second Preceding Collection Period                     55          72             76.39%        15,164.55              17,129.79
  First Preceding Collection Period                      36          10            100.00%        16,093.69              18,066.64
  Current Collection Period                              12           0            100.00%        13,733.33              16,677.63
  Three Month Average                                                                             15,322.55              17,404.55

Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                             88.04%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                           AMOUNT/RATIO         TEST MET?




a) Number of Vehicles Sold greater than 25% of Scheduled Maturities                                100.00%              YES


b) Number of Scheduled Maturities greater than 500                                                    0                 NO

c) 3 Month Average Matured Leased Vehicle Proceeds less than 75% of Avg. Residual Values           88.04%               NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                               CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------


                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
                  Distribution Date of January 25, 2000 for the
           Collection Period of December 1 through December 31, 1999


----------------------------------------------------------------------------------------------------------------------------------
                                                                             Certificate Balance               Class A1
                                                             Total            Percent   Balance                 Balance
----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                      98.00%
  Interest Collections                                       5,457,880.45
  Net Investment Income                                              -
  Non-recoverable Advances                                     (50,157.18)
                                                           ---------------
    Available Interest                                       5,407,723.27                5,300,058.24          1,362,872.11
  Class A1, A2, A3 Notional Interest Accrual Amount         (3,075,508.25)              (3,075,508.25)           (829,237.50)
  Unreimbursed A1, A2, A3 Interest Shortfall                         -                           -                     -
  Interest Accrual for Adjusted Class B Certificate Bal.      (282,419.42)                (282,419.42)
  Class B Interest Carryover Shortfall                               -
  Servicer's Fee                                              (624,942.29)                (612,443.44)
  Capped Expenses                                              (15,745.94)                 (15,431.02)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                 -                           -
  Uncapped Expenses                                                  -                           -
                                                           ---------------            -------------------
  Total Unallocated Interest                                 1,409,107.37                1,314,256.11
  Excess Interest to Transferor                                                         (1,314,256.11)
                                                           ---------------            -------------------
  Net Interest Collections Available                         1,409,107.37                        -
  Interest Collections Allocated to Losses                    (293,020.35)
  Accelerated Principal Distribution                          (153,507.47)
                                                           ---------------
  Deposit to Reserve Fund                                      962,579.55
                                                           ---------------
                                                           ---------------
  Withdrawal from Reserve Fund                                       -
                                                           ---------------
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                         (298,972.75)                (293,020.35)
  Loss Reimbursement from Transferor                           293,020.35                  293,020.35
  Loss Reimbursement from Reserve Fund                               -
                                                           ---------------            -------------------

  Transferor Ending Certificate Principal Loss Amount           (5,952.40)                       -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                           ---------------
  Ending Balance                                                     -
                                                           ---------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                           ---------------
  Ending Balance                                                     -
                                                           ---------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                           ---------------
  Ending Balance                                                     -
                                                           ---------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                           ---------------
  Ending Balance                                                     -
                                                           ---------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                255,945.31
  Allocations - Current Period                              12,832,987.59               12,832,987.59         12,832,987.59
  Allocations - Accelerated Principal Distribution             153,507.47                  153,507.47          153,507.47
  Allocations - Not Disbursed Beginning of Period                    -                           -
  Allocations - Not Disbursed End of Period                 12,986,495.06               12,986,495.06         12,986,495.06
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                962,579.55                        -                     -
  Allocations - Current Period                               3,357,927.67                3,357,927.67            829,237.50
  Allocations - Not Disbursed Beginning of Period                    -                              -                  -
  Allocations - Not Disbursed End of Period                  3,357,927.67                3,357,927.67            829,237.50
Due To Trust - Current Period:
  Total Deposit to Reserve Fund                              1,218,524.86
  Due To Trust                                              16,344,422.73               16,344,422.73         13,815,732.56
                                                           ---------------            ---------------        ------------------
     Total Due To Trust                                    17,562,947.59                16,344,422.73         13,815,732.56
----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                              Class A2               Class A3           Class B
                                                               Balance               Balance            Balance
-------------------------------------------------------------------------------------------------------------------------------
Interest:
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

    Available Interest                                       3,061,054.04           524,958.15          351,173.93
  Class A1, A2, A3 Notional Interest Accrual Amount         (1,914,848.75)         (331,422.00)
  Unreimbursed A1, A2, A3 Interest Shortfall                         -                   -
  Interest Accrual for Adjusted Class B Certificate Bal.                                              (282,419.42)
  Class B Interest Carryover Shortfall                                                                        -
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                                         -
  Uncapped Expenses

  Total Unallocated Interest
  Excess Interest to Transferor

  Net Interest Collections Available
  Interest Collections Allocated to Losses
  Accelerated Principal Distribution

  Deposit to Reserve Fund


  Withdrawal from Reserve Fund

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                                                 (293,020.35)
  Loss Reimbursement from Transferor                                                                   293,020.35
  Loss Reimbursement from Reserve Fund                                                                       -
                                                                                                     ------------------

  Transferor Ending Certificate Principal Loss Amount                                                        -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                          -                    -                  -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                      -                    -                  -
  Allocations - Current Period                               1,914,848.75           331,422.00         282,419.42
  Allocations - Not Disbursed Beginning of Period                    -                     -                 -
  Allocations - Not Disbursed End of Period                  1,914,848.75           331,422.00         282,419.42
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund
  Due To Trust                                               1,914,848.75           331,422.00         282,419.42
                                                           -----------------    ------------------   ----------------
     Total Due To Trust                                      1,914,848.75           331,422.00         282,419.42
-------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------
                                                                            Transferor Interest
                                                                     Interest                 Principal
---------------------------------------------------------------------------------------------------------------
INTEREST:                                                             2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

    Available Interest                                                107,665.04
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                      (12,498.85)
  Capped Expenses                                                        (314.92)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                         -
                                                            --------------------------
  Total Unallocated Interest                                           94,851.27
  Excess Interest to Transferor                                     1,314,256.11
                                                            --------------------------
  Net Interest Collections Available                                1,409,107.38
  Interest Collections Allocated to Losses                           (293,020.35)
  Accelerated Principal Distribution                                 (153,507.47)
                                                            --------------------------
  Deposit to Reserve Fund                                             962,579.55
                                                            --------------------------

  Withdrawal from Reserve Fund

Principal:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                                         (5,952.40)
  Loss Reimbursement from Transferor                                 (293,020.35)
  Loss Reimbursement from Reserve Fund
                                                            ---------------------------------------------------
  Transferor Ending Certificate Principal Loss Amount                (293,020.35)             (5,952.40)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                              255,945.31
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                                 -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                       962,579.55
  Allocations - Current Period                                              -
  Allocations - Not Disbursed Beginning of Period                           -
  Allocations - Not Disbursed End of Period                                 -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                       962,579.55             255,945.31
  Due To Trust                                                                                     -
                                                           --------------------------------------------------
     Total Due To Trust                                               962,579.55             255,945.31
---------------------------------------------------------------------------------------------------------------


                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
                  Distribution Date of January 25, 2000 for the
           Collection Period of December 1 through December 31, 1999


-------------------------------------------------------------------------------------------------------------------------------
                                                                      Certificate Balance               Class A1
                                                                      -------------------               --------
                                                    Total            Percent        Balance       Percent       Balance
------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)           749,988,732.51
Discounted Principal Balance                    749,988,732.51
Initial Notional/Certificate Balance                      -         100.00%      735,000,000.00    25.71%    189,000,000.00
Percent of ANIV                                                                           98.00%                     25.20%
Certificate Factor                                                                    1.0000000                   1.0000000
Notional/Certificate Rate                                                                                            5.265%
Targeted Maturity Dates                                                                                   December 25, 2000
Servicer Advance                                  1,324,812.20
Servicer Payahead                                 1,260,008.73
Number of Contracts                                     34,185
Weighted Average Lease Rate                              6.81%
Weighted Average Remaining Term                           33.8
Servicing Fee Percentage                                 1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                  749,930,742.06
Discounted Principal Balance                    749,666,986.13
Notional/Certificate Balance                                                     735,000,000.00              189,000,000.00
Adjusted Notional/Certificate Balance                                            735,000,000.00              189,000,000.00
Percent of ANIV                                                                          98.01%                      25.20%
Certificate Factor                                                                    1.0000000                   1.0000000
Servicer Advances                                 2,307,260.21
Servicer Pay Ahead Balance                        2,059,856.41
Maturity Advances Outstanding                             -
Number of Current Contracts                             37,943
Weighted Average Lease Rate                              6.83%
Weighted Average Remaining Term                           21.2

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value                736,835,856.76
  Discounted Principal Balance                  736,660,197.45
  Notional/Certificate Balance                                                   735,000,000.00              189,000,000.00
  Adjusted Notional/Certificate Balance                                          722,013,504.94              176,013,504.94
  Percent of ANIV                                                                        97.99%                      23.89%
  Certificate Factor                                                                  0.9823313                   0.9312884
  Servicer Advances                               2,431,432.46
  Servicer Pay Ahead Balance                      1,825,652.03
  Maturity Advances Outstanding                          -
  Number of Current Contracts                           37,646
  Weighted Average Lease Rate                            6.83%
  Weighted Average Remaining Term                         20.2

Prior Certificate Interest Payment Date      December 27, 1999
Next Certificate Interest Payment Date          March 27, 2000
------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                             Class A2                 Class A3                  Class B          Transferor Interest
                                             --------                 --------                  -------          -------------------
                                        Percent     Balance     Percent       Balance      Percent     Balance          Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance    57.76%  424,500,000.00   9.90%    72,800,000.00     6.63%    48,700,000.00     14,988,732.51
Percent of ANIV                                         56.60%                     9.71%                     6.49%             2.00%
Certificate Factor                                   1.0000000                1.0000000                  1.0000000
Notional/Certificate Rate                               5.413%                    5.463%                    6.959%
Targeted Maturity Dates                      December 25, 2001            March 25, 2002         December 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                    424,500,000.00            72,800,000.00              48,700,000.00     14,930,742.06
Adjusted Notional/Certificate Balance           424,500,000.00            72,800,000.00              48,700,000.00     14,930,742.06
Percent of ANIV                                         56.61%                     9.71%                     6.49%             1.99%
Certificate Factor                                   1.0000000                1.0000000                  1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                  424,500,000.00             72,800,000.00             48,700,000.00     14,822,351.82
  Adjusted Notional/Certificate Balance         424,500,000.00             72,800,000.00             48,700,000.00     14,822,351.82
  Percent of ANIV                                       57.62%                     9.88%                     6.61%             2.01%
  Certificate Factor                                 1.0000000                1.0000000                  1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
------------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                                            Vehicles
                                                                             --------
Principal Collections                                                                                 7,456,436.73
Prepayments in Full                                                            179                    3,504,345.64
                                                                               ---
Reallocation Payment                                                            4                        64,174.71
                                                                               ---
Interest Collections                                                                                  5,457,880.45
Net Liquidation Proceeds and Recoveries                                                               1,606,155.54
Increase (Decrease) in Maturity Advances                                                                      -
Net Liquidation Proceeds - Vehicle Sales                                                                164,799.93

Non-Recoverable Advances                                                                                (50,157.18)
                                                                                               -----------------------
Total Available                                                                                      18,203,635.82
----------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                                  Amount                           Annual Amount
                                                                            -------------                    ------------------
   Total Capped Expenses Paid                                                  15,745.94                           236,189.10
   Total Uncapped Expenses Paid                                                     -                                    -
   Capped and Uncapped Expenses Due                                                 -                                    -
SERVICER'S FEE DUE:
   Servicer's Fee Paid                                                        624,942.29
   Servicer's Fee Balance Due                                                       -
SUPPLEMENTAL SERVICER'S FEES                                                   64,599.34
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
  REVOLVING PERIOD:                                                             Vehicles                             Amount
  -----------------                                                             --------                             ------
    Beginning Unreinvested Principal Collections                                                                         -
    Principal Collections & Liquidated Contracts
    Allocation to Subsequent Contracts                                             0                                     -
                                                                                --------                             ------
    Ending Unreinvested Principal Collections                                                                            -
-----------------------------------------------------------------------------------------------------------------------------------


                        TOYOTA MOTOR CREDIT CORPORATION
           Servicer's Certificate - Toyota Auto Lease Trust 1998-C
      Distribution Date of January 25, 2000 for the Collection Period of
                     December 1 through December 31, 1999


-----------------------------------------------------------------------------------------------------------------------------
                                                                   Class A1            Class A2         Class A3
                                                                   Balance             Balance           Balance
-----------------------------------------------------------------------------------------------------------------------------
INTEREST RATE
-------------
Three Month LIBOR +                                                  0.23%                0.27%             0.32%

PRINCIPAL PAYMENTS
------------------
Principal Payment due to Investors
Ending Certificate Balance                                  189,000,000.00       424,500,000.00     72,800,000.00


INTEREST PAYMENTS
-----------------
Class Interest Rate for Current Interest Period
Interest Calculation for Current Interest Period
At Certificate Payment Date:
   Paid to Swap Counterparty                           -
   Due to Swap Counterparty                            -
   Proration %                                       0.00%
   Interest Due to Investors
   Interest Payment to Investors

Net Settlement due to / (receive by) Swap Counterparty

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)

SWAP SHORTFALL
--------------
Prior Swap Interest Shortfall Carryover                             -                    -                 -
Swap Interest Shortfall Inc/(Dec) This Period                       -                    -                  -
Swap Swap Interest Shortfall Carryover                              -                    -                  -

INTEREST RESET
--------------
Interest Rate                                                     6.41125%             6.45125%         6.50125%
Number of Days                                                          91                   91               91
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE              3,062,974.69         6,922,460.05      1,196,374.47
-----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
                                                                     Class B                           Total Class
                                                                     Balance                              Balance
----------------------------------------------------------------------------------------------------------------------------
INTEREST RATE
-------------
Three Month LIBOR +                                                      2.00%

PRINCIPAL PAYMENTS
------------------
Principal Payment due to Investors
Ending Certificate Balance                                       48,700,000.00                        735,000,000.00


INTEREST PAYMENTS
-----------------
Class Interest Rate for Current Interest Period
Interest Calculation for Current Interest Period
At Certificate Payment Date:
   Paid to Swap Counterparty
   Due to Swap Counterparty
   Proration %
   Interest Due to Investors
   Interest Payment to Investors

Net Settlement due to / (receive by) Swap Counterparty

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)

SWAP SHORTFALL
--------------
Prior Swap Interest Shortfall Carryover                               -                                     -
Swap Interest Shortfall Inc/(Dec) This Period                         -                                     -
Swap Swap Interest Shortfall Carryover                                -                                     -

INTEREST RESET
--------------
Interest Rate                                                         8.18125%
Number of Days                                                              91
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE                  1,007,134.60                         12,188,943.81
----------------------------------------------------------------------------------------------------------------------------




I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ HOLLY PEARSON
--------------------------------------------------
Holly Pearson, Treasury Operations Manager